UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2008


                     Energy Services of America Corporation
             (Exact name of Registrant as specified in its charter)

            Delaware                      001-32998               20-4606266
            ---------                     ---------               ----------
  (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                    Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 528-2791
                                 --------------
               Registrant's telephone number, including area code


          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On  November  19,  2008,  Energy  Services  of  America   Corporation  (the
"Company") held its Annual Meeting of Stockholders. At the Annual Meeting the following matters were considered and acted upon by stockholders.

1. The election of Directors. The following individuals were elected to the Board of Directors by the following vote:

                                                    For           Withheld
              Marshall T. Reynolds               9,775,818         22,434
              Jack Reynolds                      9,777,318         20,934
              Doug Reynolds                      9,777,318         20,934
              Edsel R. Burns                     9,780,318         17,934
              Neal W. Scaggs                     9,779,318         18,934
              Joseph Williams                    9,771,018         27,234
              Richard Adams, Jr.                 9,779,318         18,934
              Keith Molihan                      9,777,818         20,434
              Eric Dosch                         9,779,298         18,954
              James Shafer                       9,779,298         20,934

2. The ratification of Arnett & Foster as the Company's independent registered public accountants.

                  For                 Against               Abstain
               9,774,368               11,600               12,187

3.   Approval of the Energy Services of America Corporation Stock Purchase Plan.

                 For                 Against               Abstain
              5,149,491               33,214               21,650

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a) Financial Statements of businesses acquired.

                  Not Applicable.

(b) Pro forma financial information.

                  Not Applicable.

(c) Shell Company Transactions.

                  Not Applicable.

(d) Exhibits.

                  None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ENERGY SERVICES OF AMERICA
                                                 CORPORATION



DATE: November 20, 2008                     By:  /s/ Edsel R. Burns
                                                 -------------------------------
                                                 Edsel R. Burns
                                                 President
                                                (Duly Authorized Representative)